UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2006

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PO Box 309 GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		0000000
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (310) 410-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On March 16, 2006, each of Messrs. Kenneth J. Diekroeger and James H. Fordyce, Class II members of the Board of Directors (the "Board") of Herbalife Ltd. (the "Company"), communicated to the Company their respective decisions to retire from the Board effective as of the close of business on March 16, 2006. On March 16, 2006 the Company’s Board approved the appointment of Mr. David Halbert and Ms. Valeria Rico to fill the vacancies created by Mr. Diekroeger’s and Mr. Fordyce’s resignations, with such appointments effective as of March 17, 2006. As Class II directors, Mr. Halbert and Ms. Rico will stand for re-election at the Company’s upcoming Annual General Meeting of Shareholders to be held on April 27, 2006 (the "Meeting").

Additionally, on March 16, 2006, Mr. Charles Orr, a Class II member of the Board, communicated to the Company his decision not to stand for re-election upon the expiration of his term at the Meeting.

As a result of the resignations and appointments discussed above, on March 16, 2006 the Board restructured the Nominating and Corporate Governance Committee and the Compensation Committee of the Board. As of March 17, 2006 the Nominating and Corporate Governance Committee will be comprised of Leroy Barnes (chair), David Halbert, and Valeria Rico, and the Compensation Committee will be comprised of Peter Maslen (chair), Richard Bermingham and David Halbert.

Upon its listing on the New York Stock Exchange (the "NYSE") in December 2004, as a result of certain agreements entered into by its equity sponsors, the Company qualified as a "controlled company" for purposes of the NYSE. "Controlled company" status exempted the Company from certain of the NYSE’s rules regarding director independence. However, upon completion of a secondary public offering of common shares of the Company in December 2005, the Company lost its status as a "controlled company." Although the Company has until December 2006 to fully comply with the independence requirements from which it was previously exempt, as a result of the changes to the Board and committees thereof discussed above, as of March 17, 2006 the Board will be in full compliance with the NYSE’s independence requirements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

March 17, 2006	By:	/s/ Brett R. Chapman

Name: Brett R. Chapman
Title: General Counsel